                         NORTH AMERICAN CAN OPERATIONS
                    (A COMPONENT OF REYNOLDS METALS COMPANY)

                             COMBINED BALANCE SHEET
                            (IN MILLIONS OF DOLLARS)


                                                                                         JUNE 30,    DECEMBER 31,
                                                                                           1998         1997
                                                                                       -----------  -------------
                                                                                        (UNAUDITED)     (NOTE)
ASSETS
  Current assets:
    Customer receivables, less allowances of $0.2 (1997 - $0.2).......................   $    84.5     $    54.5
    Receivables from Reynolds' Latin American affiliate...............................         4.7           6.2
    Inventories.......................................................................        98.2         115.8
    Deferred taxes....................................................................         4.1           4.6
    Other.............................................................................         2.4           3.3
                                                                                        -----------       ------
  Total current assets................................................................       193.9         184.4

  Property, plant and equipment.......................................................       739.5         741.1
  Less allowances for depreciation and amortization...................................       423.8         404.5
                                                                                        -----------       ------
                                                                                             315.7         336.6
  Assets held for sale................................................................         6.1           6.2
  Other assets........................................................................        37.7          38.9
                                                                                        -----------       ------
Total assets..........................................................................   $   553.4     $   566.1
                                                                                        -----------       ------
                                                                                        -----------       ------

LIABILITIES AND OWNER'S EQUITY
  Current liabilities:
    Accounts payable..................................................................   $    35.6     $    26.9
    Accounts payable - Reynolds plant locations (net).................................        44.9          43.2
    Accrued compensation and related amounts..........................................        14.4          10.4
    Restructuring liabilities.........................................................         3.0           4.6
    Other liabilities.................................................................         4.3           4.6
                                                                                        -----------       ------
  Total current liabilities...........................................................       102.2          89.7

  Long-term debt......................................................................        54.3          54.4
  Deferred taxes......................................................................        39.1          38.5
  Environmental liabilities...........................................................         8.4           8.5
  Owner's equity......................................................................       349.4         375.0
  Contingent liabilities..............................................................
                                                                                        -----------       ------
Total liabilities and owner's equity..................................................   $   553.4     $   566.1
                                                                                        -----------       ------
                                                                                        -----------       ------

Note: The combined balance sheet at December 31, 1997 has been derived from the audited financial statements at that date but does not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.

                            See accompanying notes.

                         NORTH AMERICAN CAN OPERATIONS
                    (A COMPONENT OF REYNOLDS METALS COMPANY)

                          COMBINED STATEMENT OF INCOME
                            (IN MILLIONS OF DOLLARS)

                                                                                                     (UNAUDITED)
                                                                                                   SIX MONTHS ENDED
                                                                                                       JUNE 30,
                                                                                                 --------------------
                                                                                                   1998       1997
                                                                                                 ---------  ---------
REVENUES
  Net sales....................................................................................  $   627.6  $   619.3
  Net sales to Reynolds' Latin American affiliate..............................................        2.2        6.3
                                                                                                 ---------  ---------
                                                                                                     629.8      625.6
COSTS AND EXPENSES
  Cost of products sold........................................................................      554.4      557.1
  Selling, administrative and general..........................................................       16.5       15.6
  Depreciation and amortization................................................................       28.7       27.9
  Interest.....................................................................................        1.2        0.9
                                                                                                 ---------  ---------
                                                                                                     600.8      601.5
                                                                                                 ---------  ---------
EARNINGS
  Income before income taxes...................................................................       29.0       24.1
  Taxes on income..............................................................................       11.7        9.8
                                                                                                 ---------  ---------
NET INCOME.....................................................................................  $    17.3  $    14.3
                                                                                                 ---------  ---------
                                                                                                 ---------  ---------

                            See accompanying notes.

                         NORTH AMERICAN CAN OPERATIONS
                    (A COMPONENT OF REYNOLDS METALS COMPANY)

                        COMBINED STATEMENT OF CASH FLOWS
                            (IN MILLIONS OF DOLLARS)

                                                                                                       (UNAUDITED)
                                                                                                     SIX MONTHS ENDED
                                                                                                         JUNE 30,
                                                                                                   --------------------
                                                                                                     1998       1997
                                                                                                   ---------  ---------
OPERATING ACTIVITIES:
  Net income.....................................................................................  $    17.3  $    14.3
  Adjustments to reconcile to net cash
    provided by operating activities:
    Depreciation and amortization................................................................       28.7       27.9
    Operational restructuring payments...........................................................       (1.6)      (5.7)
    Deferred taxes...............................................................................        1.1        5.3
    Changes in operating assets and liabilities:
      Increase in receivables....................................................................      (28.5)     (33.5)
      Increase in inventories....................................................................       17.6       28.0
      Increase in payables.......................................................................       14.1        4.4
      Other......................................................................................       (0.2)      (2.4)
                                                                                                   ---------  ---------
Net cash provided by (used in) operating activities..............................................       48.5       38.3

INVESTING ACTIVITIES:
  Expenditures for property, plant and equipment.................................................       (7.2)     (13.4)
  Proceeds from sales of assets..................................................................        1.7        0.3
                                                                                                   ---------  ---------
Net cash used in investing activities............................................................       (5.5)     (13.1)

FINANCING ACTIVITIES:
  Cash changes in owner's equity.................................................................      (42.9)     (25.1)
  Debt payments..................................................................................       (0.1)      (0.1)
                                                                                                   ---------  ---------
Net cash provided by (used in) financing activities..............................................      (43.0)     (25.2)
                                                                                                   ---------  ---------
CASH AT BEGINNING AND END OF PERIOD..............................................................  $      --  $      --
                                                                                                   ---------  ---------
                                                                                                   ---------  ---------

                            See accompanying notes.

                         NORTH AMERICAN CAN OPERATIONS
                    (A COMPONENT OF REYNOLDS METALS COMPANY)

                     NOTES TO COMBINED FINANCIAL STATEMENTS

1.  BASIS OF PRESENTATION

    North American Can Operations is a component of Reynolds Metals Company ("Reynolds") that primarily produces aluminum beverage cans and ends. The North American Can Operations (the "Operation") consist of 15 can and end plants in the U.S. and a can plant in Puerto Rico.

    The accompanying unaudited special-purpose interim combined financial statements are presented in accordance with generally accepted accounting principles for interim financial statements and have been prepared on a basis consistent with the annual statements. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management of the Operation, the statements include all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation. Operating results for the interim period of 1998 are not necessarily indicative of the results that may be expected for the year ending December 31, 1998. For further information, refer to the special-purpose combined financial statements and footnotes thereto included in North American Can Operations' report for the year ended December 31, 1997.

2.  CONTINGENT LIABILITIES

ENVIRONMENTAL

    The Operation is involved in various environmental improvement activities resulting from past operations including where Reynolds has been designated as a potentially responsible party ("PRP"), with others, at various Environmental Protection Agency-designated Superfund sites.

    Amounts have been recorded (on an undiscounted basis) which, in management's best estimate, will be sufficient to satisfy anticipated costs of known remediation requirements.

    Estimated costs for future environmental compliance and remediation are necessarily imprecise because of factors such as:

    - continuing evolution of environmental laws and regulatory requirements

    - availability and application of technology

    - identification of presently unknown remediation requirements

    - cost allocations among PRPs

    Further, it is not possible to predict the amount or timing of future costs of environmental remediation that may subsequently be determined. Based on information presently available, such future costs are not expected to have a material adverse effect on the Operation's competitive or financial position or its expected ongoing results of operations.

3.  SUBSEQUENT EVENT

    On August 10, 1998, the Operation was sold to Ball Corporation.